SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM 8-K


Current Report


Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934


Date of Report (date of earliest event reported) December 7, 1995


ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)


          Delaware                 0-16014               23-2417713
  (State or other
                            (Commission                 (IRS Employer
 jurisdiction of incorporation)         File
                                      Number)           Identification No.)


5 West Third Street - PO Box 472, Coudersport PA
                                                    16915
 (Address of principal executive offices)
                                                (Zip Code)


Registrant's telephone number, including area code (814) 274-9830

Item 5.        Other Events

     As disclosed in the Form 10-Q for Adelphia Communications Corporation ("Adelphia") for the quarterly period ended September 30, 1995, which was filed with the Securities and Exchange Commission on November 14, 1995, Adelphia had commitments from a bank to enter into a $190,000,000 one year loan, the terms of which provide senior secured notes maturing October 1996. The credit agreement related to such loan is attached hereto as Exhibit 10.35.




Item 7.        Financial Statements and Exhibits

     (c)  The following exhibit is filed as part of this report on Form 8-K,

          Exhibit 10.35 - Credit Agreement, dated as of October 27, 1995, among Plato Communications, Inc., Northeast Cable, Inc., Robinson/Plum Cablevision L.P., the several other banks and other financial institutions from time to time parties to this agreement and Chemical Bank, as Administrative Agent.





SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     December 7, 1995         ADELPHIA COMMUNICATIONS CORPORATION
                         (Registrant)

                         By: /s/Timothy J. Rigas
                              Timothy J. Rigas
                         Executive Vice President,
                         Treasurer and Chief Financial Officer



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EXHIBIT INDEX

Exhibit No.              Description

Exhibit 10.35 Credit Agreement, dated as of October 27, 1995, among Plato Communications, Inc., Northeast Cable, Inc., Robinson/Plum Cablevision L.P., the several other banks and other financial institutions from time to time parties to this agreement and Chemical Bank, as Administrative Agent.